Unknown;

JPMMT2006-A3	J.P. Morgan Securities Inc.
1,005 records
POOL3

Summary Statistics

Number of Recievables: 1005

Aggregate Current Balance: $575,260,070.05

Range of Current Balance: $52,840.93 to $3,278,564.48

Average Current Balance: $572,398.08

Aggregate Original Balance: $592,237,420

Range of Original Balances: $53,000.00 to $3,500,000.00

Average Original Balance: $589,291

Weighted Average Original Coupon: 6.031%

Range of Original Coupons: 4.50% to 7.63%

Weighted Average Current Coupon: 6.029%

Range of Current Coupons: 4.50% to 7.63%

Weighted Average Margin: 2.267%

Range of Margins: 2.00% to 2.75%

Weighted Average Servicing Fee: 0.2607%

Range of Servicing Fees: 0.2500% to 0.3750%

Weighted Average LPMI: 0.000%

Range of LPMI: 0.00% to 0.00%

Weighted Average Current Net Coupon: 5.769%

Range of Current Net Coupons: 4.25% to 7.38%

Weighted Average Maximum Rate: 11.037%

Range of Maximum Rates: 9.50% to 12.75%

Weighted Average Months to Roll: 82

Weighted Average Stated Original Term: 360.00 months

Range of Stated Original Term: 359 months to 360 months

Weighted Average Stated Remaining Term: 357.98 months

Range of Stated Remaining Term: 339 months to 360 months

Weighted Average Stated Original IO Term: 86.52 months

Range of Stated Original IO Term: 0 months to 120 months

Weighted Average Effective Original LTV: 69.40%

Percent Purchase: 67.2% Percent Cash-Out Refinance: 18.6%

Percent Owner Occupied: 90.9% Percent Single Family - PUD: 79.8%

Percent Conforming Balance: 10.0%

Percent Interest Only: 80.5%

Percent with Securities Pledge: 0.6%

Weighted Average FICO Score: 740.8

Top 5 States: CA(41%),NY(12%),FL(11%),VA(5%),NJ(4%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC., SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Servicer	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Chase	867	505,333,336.43	87.84	602,261	522,160,314	6.034	5.784	2.287	11.043	82	360.0	358.0	69.90	17.8	79.2	740.7
Countrywide	5	4,061,901.76	0.71	812,819	4,064,097	6.746	6.496	2.250	11.746	81	360.0	357.1	59.57	0.0	66.4	717.5
PHH	98	47,761,473.71	8.30	488,221	47,845,609	6.006	5.674	2.068	11.006	83	360.0	358.9	65.37	28.1	92.9	742.6
Suntrust	35	18,103,358.15	3.15	519,069	18,167,400	5.803	5.428	2.250	10.803	78	360.0	354.1	68.14	18.5	84.6	745.8
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Product Type	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
7 Year ARM	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Index Type	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Libor - 6 Month	75	34,798,329.85	6.05	465,100	34,882,465	6.039	5.705	2.000	11.039	83	360.0	358.8	63.24	31.3	97.6	744.0
Libor - 1 Year	930	540,461,740.20	93.95	599,306	557,354,955	6.029	5.773	2.285	11.037	82	360.0	357.9	69.79	17.7	79.4	740.6
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average		Percent
	of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Interest	FICO
Interest Only	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Yes	820	462,812,736.55	80.45	581,452	476,790,856	6.037	5.775	2.264	11.047	82	360.0	358.0	69.56	17.5	100.0	743.8
No	185	112,447,333.50	19.55	624,035	115,446,564	5.999	5.744	2.279	10.999	82	360.0	357.7	68.73	23.1	0.0	728.4
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Rates (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
4.251 to 4.500	1	442,137.84	0.08	472,000	472,000	4.500	4.250	2.250	9.500	79	360.0	355.0	80.00	0.0	100.0	787.0
4.751 to 5.000	2	724,056.08	0.13	362,500	725,000	5.000	4.750	2.250	10.000	80	360.0	356.5	76.24	26.8	73.2	757.9
5.001 to 5.250	11	10,813,157.53	1.88	1,012,476	11,137,239	5.213	4.938	2.363	10.213	80	360.0	356.2	61.86	7.3	77.6	755.9
5.251 to 5.500	52	25,861,482.24	4.50	510,461	26,543,980	5.473	5.208	2.260	10.473	80	360.0	356.3	65.64	11.9	70.7	739.9
5.501 to 5.750	156	94,457,414.33	16.42	618,800	96,532,819	5.710	5.446	2.264	10.726	81	360.0	357.3	69.15	18.5	78.5	745.7
5.751 to 6.000	340	193,242,053.56	33.59	583,431	198,366,707	5.914	5.653	2.253	10.916	82	360.0	358.0	67.87	20.5	80.7	740.9
6.001 to 6.250	236	136,693,701.74	23.76	598,616	141,273,343	6.190	5.930	2.276	11.203	82	360.0	358.3	70.71	18.7	78.4	737.9
6.251 to 6.500	146	79,678,079.75	13.85	567,271	82,821,579	6.418	6.162	2.273	11.425	83	360.0	358.7	72.95	15.9	90.2	741.3
6.501 to 6.750	44	25,720,542.04	4.47	602,348	26,503,324	6.650	6.399	2.295	11.668	83	360.0	358.6	69.43	22.2	74.9	729.2
6.751 to 7.000	14	5,180,433.72	0.90	381,721	5,344,100	6.905	6.655	2.250	11.905	82	360.0	358.1	72.17	32.3	100.0	748.1
7.001 to 7.250	1	417,329.00	0.07	417,329	417,329	7.125	6.875	2.250	12.125	81	360.0	357.0	80.00	0.0	100.0	704.0
7.251 to 7.500	1	1,030,405.98	0.18	1,100,000	1,100,000	7.500	7.250	2.250	12.500	84	360.0	360.0	77.13	0.0	100.0	755.0
7.501 to 7.750	1	999,276.23	0.17	1,000,000	1,000,000	7.625	7.375	2.250	12.625	82	360.0	358.0	66.23	0.0	0.0	733.0
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 4.5000
Maximum: 7.6250
Weighted Average: 6.0307

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Net Rates (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
4.001 to 4.250	1	442,137.84	0.08	472,000	472,000	4.500	4.250	2.250	9.500	79	360.0	355.0	80.00	0.0	100.0	787.0
4.501 to 4.750	3	1,424,056.08	0.25	475,000	1,425,000	5.061	4.750	2.250	10.061	78	360.0	354.3	59.94	13.6	86.4	761.9
4.751 to 5.000	11	10,613,157.53	1.84	994,294	10,937,239	5.225	4.952	2.365	10.225	81	360.0	356.6	62.54	7.5	72.5	754.9
5.001 to 5.250	56	28,621,389.27	4.98	523,285	29,303,980	5.489	5.213	2.253	10.489	80	360.0	356.3	66.72	10.8	75.2	741.4
5.251 to 5.500	166	98,813,123.02	17.18	607,834	100,900,419	5.726	5.457	2.261	10.741	81	360.0	357.3	69.40	19.6	79.0	744.6
5.501 to 5.750	338	192,091,029.60	33.39	583,683	197,284,866	5.922	5.661	2.250	10.925	82	360.0	358.1	67.64	20.8	80.6	741.6
5.751 to 6.000	231	133,390,124.13	23.19	596,928	137,890,272	6.199	5.941	2.283	11.212	82	360.0	358.3	70.90	18.8	77.8	736.9
6.001 to 6.250	139	76,704,066.55	13.33	574,434	79,846,391	6.421	6.169	2.277	11.428	83	360.0	358.7	72.94	14.3	90.5	741.6
6.251 to 6.500	43	25,533,541.09	4.44	611,996	26,315,824	6.650	6.400	2.296	11.668	83	360.0	358.6	69.39	22.3	75.5	729.5
6.501 to 6.750	14	5,180,433.72	0.90	381,721	5,344,100	6.905	6.655	2.250	11.905	82	360.0	358.1	72.17	32.3	100.0	748.1
6.751 to 7.000	1	417,329.00	0.07	417,329	417,329	7.125	6.875	2.250	12.125	81	360.0	357.0	80.00	0.0	100.0	704.0
7.001 to 7.250	1	1,030,405.98	0.18	1,100,000	1,100,000	7.500	7.250	2.250	12.500	84	360.0	360.0	77.13	0.0	100.0	755.0
7.251 to 7.500	1	999,276.23	0.17	1,000,000	1,000,000	7.625	7.375	2.250	12.625	82	360.0	358.0	66.23	0.0	0.0	733.0
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 4.2500
Maximum: 7.3750
Weighted Average: 5.7686

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
First	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Payment	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2004	2	702,876.87	0.12	354,075	708,150	5.975	5.725	2.487	10.975	64	360.0	339.6	98.16	0.0	0.0	701.3
2005	81	33,729,900.80	5.86	420,349	34,048,283	5.707	5.400	2.276	10.778	78	360.0	353.7	69.12	11.8	83.0	743.9
2006	922	540,827,292.38	94.01	604,643	557,480,987	6.049	5.792	2.267	11.054	82	360.0	358.3	69.38	19.0	80.4	740.7
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 2004-08-01
Maximum: 2006-05-01
Weighted Average: 2006-03-01

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Maturity	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2034	2	702,876.87	0.12	354,075	708,150	5.975	5.725	2.487	10.975	64	360.0	339.6	98.16	0.0	0.0	701.3
2035	180	88,330,325.79	15.35	493,888	88,899,911	5.805	5.528	2.276	10.840	79	360.0	355.1	67.78	18.2	82.0	741.3
2036	823	486,226,867.39	84.52	610,728	502,629,360	6.070	5.812	2.265	11.073	83	360.0	358.5	69.65	18.7	80.3	740.8
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 2034-07-01
Maximum: 2036-04-01
Weighted Average: 2036-01-31

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Next Rate Adjustment Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2011	2	702,876.87	0.12	354,075	708,150	5.975	5.725	2.487	10.975	64	360.0	339.6	98.16	0.0	0.0	701.3
2012	180	88,330,325.79	15.35	493,888	88,899,911	5.805	5.528	2.276	10.840	79	360.0	355.1	67.78	18.2	82.0	741.3
2013	823	486,226,867.39	84.52	610,728	502,629,360	6.070	5.812	2.265	11.073	83	360.0	358.5	69.65	18.7	80.3	740.8
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 2011-07-01
Maximum: 2013-04-01
Weighted Average: 2013-01-30

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Term	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
359	1	106,207.00	0.02	106,207	106,207	5.875	5.625	2.250	10.875	82	359.0	357.0	93.99	0.0	100.0	695.0
360	1,004	575,153,863.05	99.98	589,772	592,131,213	6.029	5.769	2.267	11.037	82	360.0	358.0	69.39	18.6	80.4	740.9
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 359
Maximum: 360
Weighted Average: 360.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Seasoning	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
<= 0	131	78,607,366.44	13.66	638,772	83,679,070	6.138	5.886	2.275	11.138	84	360.0	360.0	72.42	16.4	77.9	746.8
1 to 3	692	407,619,500.94	70.86	605,419	418,950,290	6.057	5.798	2.263	11.061	82	360.0	358.2	69.11	19.1	80.8	739.7
4 to 6	165	77,195,627.09	13.42	470,069	77,561,361	5.839	5.570	2.277	10.879	80	360.0	355.6	69.15	19.7	82.6	739.6
7 to 9	12	8,899,100.58	1.55	756,542	9,078,500	5.593	5.238	2.250	10.593	77	360.0	352.7	62.80	10.3	95.3	766.2
10 to 12	3	2,235,598.12	0.39	753,350	2,260,050	5.486	5.236	2.369	10.486	73	360.0	348.6	40.29	0.0	8.3	700.4
19 to 21	2	702,876.87	0.12	354,075	708,150	5.975	5.725	2.487	10.975	64	360.0	339.6	98.16	0.0	0.0	701.3
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 0
Maximum: 21
Weighted Average: 2.3

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Remaining Term to Stated Maturity	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
337 to 342	2	702,876.87	0.12	354,075	708,150	5.975	5.725	2.487	10.975	64	360.0	339.6	98.16	0.0	0.0	701.3
343 to 348	1	1,060,017.07	0.18	1,073,550	1,073,550	5.375	5.125	2.500	10.375	72	360.0	348.0	21.91	0.0	0.0	664.0
349 to 354	34	17,678,312.33	3.07	525,683	17,873,220	5.675	5.348	2.267	10.744	77	360.0	353.0	67.44	5.9	88.9	746.7
355 to 360	968	555,818,863.78	96.62	591,511	572,582,500	6.042	5.783	2.267	11.048	82	360.0	358.2	69.51	19.0	80.4	740.9
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 339
Maximum: 360
Weighted Average: 358.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Principal Balance ($)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
1 to 100,000	12	1,007,446.70	0.18	84,564	1,014,770	6.058	5.808	2.163	11.058	82	360.0	357.7	55.72	54.4	88.2	729.7
100,001 to 200,000	57	8,902,217.48	1.55	156,484	8,919,602	6.030	5.749	2.181	11.044	81	360.0	356.9	71.89	24.3	92.0	738.2
200,001 to 300,000	63	15,613,542.32	2.71	248,563	15,659,471	5.944	5.691	2.247	11.053	80	360.0	356.2	73.46	25.1	98.3	739.2
300,001 to 400,000	72	24,880,230.59	4.33	346,592	24,954,603	6.065	5.797	2.229	11.080	81	360.0	356.7	76.67	20.6	97.1	744.5
400,001 to 500,000	238	106,039,094.81	18.43	458,412	109,102,073	6.052	5.793	2.244	11.064	82	360.0	358.0	71.70	25.7	76.1	743.5
500,001 to 600,000	193	102,510,740.22	17.82	548,342	105,830,048	6.083	5.825	2.233	11.088	82	360.0	358.4	73.18	21.2	76.9	742.9
600,001 to 700,000	159	99,907,586.93	17.37	650,258	103,391,047	6.035	5.776	2.246	11.041	82	360.0	358.1	72.95	13.3	76.5	738.5
700,001 to 800,000	57	41,736,255.59	7.26	757,125	43,156,098	5.953	5.685	2.228	10.953	82	360.0	358.2	66.04	23.1	80.9	744.0
800,001 to 900,000	38	31,445,009.03	5.47	853,320	32,426,161	5.937	5.677	2.243	10.937	82	360.0	358.2	67.94	15.8	82.0	738.7
900,001 to 1,000,000	56	52,592,672.50	9.14	966,357	54,116,001	5.938	5.672	2.232	10.938	82	360.0	357.7	64.55	12.1	87.1	750.5
1,000,001 to 1,100,000	14	14,664,745.42	2.55	1,078,254	15,095,550	6.114	5.864	2.268	11.114	81	360.0	357.3	62.34	36.5	63.8	719.5
1,100,001 to 1,200,000	3	3,466,648.43	0.60	1,180,000	3,540,000	6.048	5.798	2.500	11.048	83	360.0	359.0	65.56	34.6	100.0	755.7
1,200,001 to 1,300,000	2	2,346,918.23	0.41	1,252,715	2,505,430	6.128	5.878	2.500	11.128	83	360.0	359.5	66.55	0.0	50.6	706.4
1,300,001 to 1,400,000	6	7,753,366.90	1.35	1,349,417	8,096,500	6.080	5.830	2.413	11.080	83	360.0	358.6	61.62	16.3	82.4	745.1
1,400,001 to 1,500,000	15	21,316,395.52	3.71	1,468,064	22,020,966	6.114	5.856	2.465	11.114	82	360.0	357.8	61.43	5.9	79.4	719.7
1,600,001 to 1,700,000	5	8,220,377.98	1.43	1,686,800	8,434,000	6.024	5.748	2.448	11.024	81	360.0	357.3	60.36	0.0	80.7	728.5
1,700,001 to 1,800,000	3	5,073,880.53	0.88	1,765,867	5,297,600	6.372	6.122	2.500	11.372	83	360.0	358.7	64.97	0.0	100.0	763.6
1,900,001 to 2,000,000	7	13,482,733.50	2.34	1,999,286	13,995,000	5.859	5.609	2.500	10.859	82	360.0	358.3	58.13	0.0	71.3	751.8
2,500,001 to 2,600,000	1	2,381,642.91	0.41	2,542,500	2,542,500	6.375	6.125	2.500	11.375	83	360.0	359.0	75.00	0.0	100.0	713.0
2,600,001 to 2,700,000	1	2,640,000.00	0.46	2,640,000	2,640,000	6.000	5.625	2.000	11.000	83	360.0	359.0	55.00	100.0	100.0	705.0
2,900,001 to 3,000,000	2	6,000,000.00	1.04	3,000,000	6,000,000	5.938	5.688	2.500	10.938	82	360.0	357.5	57.46	0.0	100.0	729.0
3,400,001 to 3,500,000	1	3,278,564.48	0.57	3,500,000	3,500,000	5.875	5.625	2.500	10.875	83	360.0	359.0	38.89	0.0	100.0	722.0
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 53,000.00
Maximum: 3,500,000.00
Average: 589,290.97
Total: 592,237,420.26

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Current Principal Balance ($)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
0.01 to 100,000.00	12	1,007,446.70	0.18	84,564	1,014,770	6.058	5.808	2.163	11.058	82	360.0	357.7	55.72	54.4	88.2	729.7
100,000.01 to 200,000.00	59	9,284,404.42	1.61	158,095	9,327,602	6.026	5.747	2.184	11.039	81	360.0	357.0	72.31	27.4	92.4	739.0
200,000.01 to 300,000.00	62	15,444,755.37	2.68	256,224	15,885,871	5.945	5.692	2.247	11.055	80	360.0	356.1	73.34	22.9	98.3	739.4
300,000.01 to 400,000.00	86	30,375,843.86	5.28	360,439	30,997,753	6.067	5.802	2.233	11.079	81	360.0	357.1	76.49	20.7	93.7	741.9
400,000.01 to 500,000.00	265	120,295,732.28	20.91	469,156	124,326,395	6.069	5.811	2.245	11.080	82	360.0	358.2	71.82	25.3	76.3	745.2
500,000.01 to 600,000.00	181	99,647,112.71	17.32	567,083	102,641,934	6.086	5.828	2.233	11.091	82	360.0	358.4	73.52	20.4	77.1	742.5
600,000.01 to 700,000.00	140	90,185,825.55	15.68	662,747	92,784,623	6.002	5.742	2.246	11.009	82	360.0	358.0	72.51	13.0	75.6	737.0
700,000.01 to 800,000.00	57	42,877,621.35	7.45	779,040	44,405,285	5.954	5.686	2.228	10.954	82	360.0	358.2	64.35	22.9	80.7	745.5
800,000.01 to 900,000.00	37	31,488,530.02	5.47	878,234	32,494,667	5.914	5.650	2.236	10.914	82	360.0	358.2	68.44	16.5	89.4	743.2
900,000.01 to 1,000,000.00	48	45,968,974.87	7.99	974,333	46,767,974	5.943	5.677	2.234	10.943	82	360.0	357.5	64.36	10.0	83.2	748.6
1,000,000.01 to 1,100,000.00	13	13,791,169.74	2.40	1,089,119	14,158,550	6.119	5.869	2.289	11.119	81	360.0	357.4	63.04	38.8	68.4	707.1
1,100,000.01 to 1,200,000.00	4	4,745,691.37	0.82	1,226,358	4,905,430	6.127	5.877	2.500	11.127	83	360.0	359.0	62.80	25.3	75.6	746.1
1,200,000.01 to 1,300,000.00	5	6,296,248.89	1.09	1,364,700	6,823,500	5.999	5.749	2.500	10.999	83	360.0	359.0	58.28	40.0	100.0	724.2
1,300,000.01 to 1,400,000.00	6	8,219,625.60	1.43	1,432,375	8,594,250	6.284	6.034	2.418	11.284	83	360.0	358.8	69.03	0.0	83.4	761.0
1,400,000.01 to 1,500,000.00	10	14,553,887.92	2.53	1,469,972	14,699,716	6.050	5.787	2.449	11.050	81	360.0	357.2	58.60	0.0	69.8	708.0
1,500,000.01 to 1,600,000.00	2	3,162,877.99	0.55	1,688,250	3,376,500	6.001	5.751	2.500	11.001	84	360.0	359.5	72.46	0.0	49.8	688.2
1,600,000.01 to 1,700,000.00	5	8,369,880.52	1.45	1,718,720	8,593,600	6.196	5.920	2.449	11.196	81	360.0	357.2	57.61	0.0	100.0	756.9
1,700,000.01 to 1,800,000.00	1	1,761,500.00	0.31	1,761,500	1,761,500	6.250	6.000	2.500	11.250	82	360.0	358.0	65.00	0.0	100.0	767.0
1,800,000.01 to 1,900,000.00	4	7,489,178.00	1.30	1,998,750	7,995,000	5.813	5.563	2.500	10.813	83	360.0	359.2	54.35	0.0	75.0	745.2
1,900,000.01 to 2,000,000.00	3	5,993,555.50	1.04	2,000,000	6,000,000	5.917	5.667	2.500	10.917	81	360.0	357.0	62.86	0.0	66.7	760.0
2,300,000.01 to 2,400,000.00	1	2,381,642.91	0.41	2,542,500	2,542,500	6.375	6.125	2.500	11.375	83	360.0	359.0	75.00	0.0	100.0	713.0
2,600,000.01 to 2,700,000.00	1	2,640,000.00	0.46	2,640,000	2,640,000	6.000	5.625	2.000	11.000	83	360.0	359.0	55.00	100.0	100.0	705.0
2,900,000.01 to 3,000,000.00	2	6,000,000.00	1.04	3,000,000	6,000,000	5.938	5.688	2.500	10.938	82	360.0	357.5	57.46	0.0	100.0	729.0
3,200,000.01 to 3,300,000.00	1	3,278,564.48	0.57	3,500,000	3,500,000	5.875	5.625	2.500	10.875	83	360.0	359.0	38.89	0.0	100.0	722.0
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 52,840.93
Maximum: 3,278,564.48
Average: 572,398.08

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Effective	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Loan-to-Value Ratio (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
10.01 to 20.00	3	1,024,999.99	0.18	341,667	1,025,000	6.015	5.765	2.128	11.015	82	360.0	357.6	16.83	39.5	100.0	799.2
20.01 to 30.00	13	6,228,513.00	1.08	485,746	6,314,704	5.865	5.615	2.272	10.865	80	360.0	356.1	25.49	30.1	68.2	725.2
30.01 to 40.00	28	19,192,117.94	3.34	712,012	19,936,343	5.982	5.705	2.276	10.982	82	360.0	357.8	36.03	27.0	92.0	746.1
40.01 to 50.00	38	26,380,723.04	4.59	718,002	27,284,060	5.943	5.680	2.292	10.943	82	360.0	358.0	45.66	45.4	60.7	738.3
50.01 to 60.00	87	67,042,816.15	11.65	788,612	68,609,233	5.941	5.673	2.308	10.941	82	360.0	357.8	56.45	35.3	84.4	738.0
60.01 to 70.00	210	142,953,736.16	24.85	699,943	146,987,967	6.031	5.772	2.262	11.032	82	360.0	358.1	66.95	20.7	81.3	745.6
70.01 to 80.00	608	306,073,926.98	53.21	518,906	315,494,747	6.062	5.803	2.258	11.076	82	360.0	358.1	78.15	11.0	80.9	739.9
80.01 to 90.00	12	4,733,847.21	0.82	408,776	4,905,308	6.013	5.745	2.250	11.013	82	360.0	358.0	88.29	6.1	63.3	714.3
90.01 to 100.00	6	1,629,389.59	0.28	280,010	1,680,057	6.081	5.831	2.352	11.081	74	359.9	350.2	96.30	0.0	30.6	698.8
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 14.60
Maximum: 100.00
Weighted Average by Original Balance: 69.41

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
PMI Company (LTV > 80)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Triad Guaranty Ins	3	1,533,600.01	24.10	526,333	1,579,000	6.010	5.760	2.250	11.010	82	360.0	358.2	87.37	0.0	72.6	710.5
United Guaranty Insurance	3	1,421,837.35	22.34	498,223	1,494,668	6.047	5.797	2.250	11.047	82	360.0	358.0	89.91	0.0	74.3	681.9
PMI	4	1,160,682.60	18.24	305,410	1,221,640	5.841	5.591	2.250	10.841	79	360.0	355.0	91.73	16.3	37.4	733.3
Mtge Guaranty Insurance Corp.	3	878,417.25	13.80	304,700	914,100	6.393	6.143	2.250	11.393	83	360.0	359.0	92.43	11.5	51.4	699.3
Republic Mtge Ins Co	2	669,565.72	10.52	335,775	671,550	5.945	5.570	2.250	10.945	80	360.0	355.6	84.86	0.0	28.2	711.3
TBD	1	444,726.87	6.99	450,000	450,000	6.250	6.000	2.625	11.250	64	360.0	340.0	100.00	0.0	0.0	741.0
General Electric	2	254,407.00	4.00	127,204	254,407	5.511	5.261	2.250	10.511	80	359.6	355.8	94.58	0.0	100.0	746.3
Total:	18	6,363,236.79	100.00	365,854	6,585,365	6.030	5.767	2.276	11.030	80	360.0	356.0	90.34	4.6	55.0	710.4

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Documentation Level	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Full Documentation	429	275,952,792.65	47.97	662,025	284,008,905	6.022	5.763	2.292	11.034	82	360.0	358.2	68.42	25.4	74.5	726.2
Simply Signature	480	253,225,234.61	44.02	545,813	261,990,335	6.042	5.792	2.257	11.042	82	360.0	358.1	71.29	10.5	85.8	755.6
Full/Alternative	43	19,201,515.02	3.34	448,113	19,268,844	5.784	5.429	2.250	10.784	78	360.0	354.1	69.06	24.1	84.1	736.9
Full Asset/Stated Income	16	8,079,103.90	1.40	505,305	8,084,880	6.060	5.742	2.105	11.060	81	360.0	357.1	67.82	22.5	85.5	770.5
Alternative	12	5,479,516.35	0.95	456,626	5,479,516	5.997	5.646	2.000	10.997	83	360.0	359.0	70.56	26.6	100.0	749.3
Full Asset/No Income	11	4,883,507.76	0.85	451,304	4,964,343	5.994	5.639	2.000	10.994	82	360.0	358.5	39.45	36.2	100.0	782.0
Preferred	5	4,061,901.76	0.71	812,819	4,064,097	6.746	6.496	2.250	11.746	81	360.0	357.1	59.57	0.0	66.4	717.5
Reduced	4	1,887,998.00	0.33	472,000	1,888,000	6.198	5.948	2.488	11.933	81	360.0	357.3	67.97	0.0	73.5	755.8
Streamlined	3	1,731,500.00	0.30	577,167	1,731,500	6.257	6.007	2.250	11.257	82	360.0	357.7	62.95	0.0	100.0	739.5
Limited	2	757,000.00	0.13	378,500	757,000	6.045	5.727	2.250	11.045	83	360.0	359.0	74.54	54.6	100.0	622.4
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Purpose	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Purchase	668	386,668,994.26	67.22	596,399	398,394,785	6.037	5.779	2.274	11.048	82	360.0	358.0	72.72	0.0	81.7	745.0
Cash-out Refinance	210	106,766,903.54	18.56	523,033	109,837,002	6.039	5.775	2.234	11.041	82	360.0	358.1	63.03	100.0	75.7	729.6
Rate/Term Refinance	127	81,824,172.24	14.22	661,462	84,005,633	5.982	5.713	2.279	10.982	82	360.0	357.6	62.02	0.0	80.7	735.9
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Occupancy	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Primary Residence	924	523,102,099.75	90.93	582,789	538,496,673	6.027	5.767	2.266	11.035	82	360.0	358.0	69.85	18.9	80.8	740.7
Second Home	75	50,133,707.76	8.71	689,539	51,715,448	6.042	5.774	2.285	11.046	82	360.0	358.2	64.64	15.4	76.8	742.7
Investment	6	2,024,262.53	0.35	337,550	2,025,300	6.322	6.013	2.074	11.322	83	360.0	358.6	69.43	3.2	70.4	733.9
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Property Type	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Single Family Residence	566	340,845,388.02	59.25	619,906	350,866,743	6.048	5.786	2.273	11.056	82	360.0	357.9	67.79	21.2	80.6	741.2
Planned unit developments	221	118,212,813.35	20.55	549,626	121,467,395	5.969	5.712	2.260	10.976	82	360.0	358.1	71.22	17.3	84.4	736.5
Condo	187	98,461,244.02	17.12	543,684	101,668,983	6.045	5.784	2.257	11.055	82	360.0	358.0	72.92	9.3	79.7	745.3
Cooperative Units	27	14,876,568.12	2.59	564,335	15,237,050	5.975	5.720	2.262	10.975	82	360.0	358.2	68.74	27.0	51.6	737.3
Two- to four-family	2	1,464,577.87	0.25	751,625	1,503,250	5.848	5.522	2.250	10.848	80	360.0	355.7	74.59	0.0	60.9	760.9
Townhouses	2	1,399,478.67	0.24	747,000	1,494,000	6.334	6.084	2.250	11.334	83	360.0	359.3	59.92	66.9	100.0	734.8
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Geographic	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Distribution	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
by Balance	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
California	406	235,807,190.00	40.99	595,889	241,930,897	6.091	5.834	2.260	11.091	82	360.0	358.1	70.91	14.1	86.9	743.0
New York	98	67,929,013.17	11.81	713,198	69,893,377	6.075	5.818	2.292	11.082	82	360.0	358.3	67.28	15.0	69.4	733.2
Florida	121	64,822,695.99	11.27	551,191	66,694,165	6.021	5.747	2.252	11.021	82	360.0	357.7	67.59	24.0	86.9	744.8
Virginia	63	29,956,487.77	5.21	484,905	30,549,008	5.962	5.695	2.263	11.031	81	360.0	357.2	72.93	35.3	78.5	747.2
New Jersey	40	23,099,637.31	4.02	586,037	23,441,475	5.904	5.633	2.269	10.973	82	360.0	357.6	67.56	27.5	67.5	731.9
Illinois	33	18,970,620.22	3.30	600,148	19,804,877	5.924	5.674	2.264	10.924	82	360.0	358.0	69.99	24.2	81.0	740.3
Maryland	33	16,621,206.97	2.89	522,771	17,251,436	5.903	5.651	2.307	10.928	82	360.0	357.9	71.80	37.4	88.6	740.5
Texas	16	11,209,034.51	1.95	736,344	11,781,502	5.914	5.664	2.309	10.914	83	360.0	358.5	66.47	0.0	50.8	731.5
Washington	18	11,038,921.30	1.92	635,493	11,438,871	6.081	5.817	2.228	11.081	82	360.0	358.3	74.47	12.1	71.8	735.1
Michigan	16	9,875,618.02	1.72	647,387	10,358,186	5.964	5.704	2.262	10.964	82	360.0	358.3	68.98	25.7	80.4	713.9
Hawaii	8	7,891,431.86	1.37	1,005,813	8,046,500	6.226	5.967	2.394	11.226	82	360.0	358.3	63.62	8.6	100.0	751.9
Connecticut	13	7,728,887.09	1.34	633,609	8,236,912	5.968	5.716	2.292	10.968	82	360.0	358.2	53.75	27.2	31.9	732.6
North Carolina	11	6,600,595.81	1.15	628,720	6,915,920	5.709	5.436	2.275	10.709	83	360.0	359.1	65.39	2.9	83.4	748.0
Georgia	17	6,097,819.77	1.06	367,419	6,246,116	6.046	5.788	2.250	11.046	82	360.0	358.1	74.87	8.4	79.4	746.4
District of Columbia	8	5,160,975.81	0.90	668,513	5,348,100	5.884	5.582	2.217	10.884	81	360.0	357.0	68.79	17.2	81.2	734.8
Arizona	10	4,461,661.53	0.78	464,393	4,643,928	5.866	5.598	2.165	10.866	82	360.0	358.3	63.35	39.7	89.7	752.7
Ohio	10	4,457,448.79	0.77	455,083	4,550,831	5.721	5.471	2.240	10.721	81	360.0	356.6	69.66	35.4	82.5	733.6
Nevada	10	4,439,067.75	0.77	456,961	4,569,612	5.939	5.680	2.221	10.939	82	360.0	358.0	70.59	41.3	58.5	739.3
Massachusetts	6	4,405,871.58	0.77	773,372	4,640,233	6.042	5.792	2.306	11.042	83	360.0	358.9	74.30	0.0	62.3	744.7
Pennsylvania	12	4,176,539.90	0.73	357,020	4,284,237	5.985	5.713	2.215	11.015	82	360.0	357.8	64.99	43.0	70.4	738.5
Colorado	9	3,879,032.97	0.67	445,422	4,008,800	6.219	5.969	2.242	11.219	82	360.0	357.9	67.17	33.7	74.8	754.8
Oregon	7	3,856,826.83	0.67	576,353	4,034,470	6.327	6.077	2.250	11.327	83	360.0	358.9	71.56	27.5	100.0	752.7
Wisconsin	2	3,407,165.86	0.59	1,717,333	3,434,666	5.325	5.075	2.470	10.325	80	360.0	356.4	57.91	0.0	88.0	760.0
South Carolina	6	2,698,771.47	0.47	471,743	2,830,455	5.785	5.518	2.233	10.785	81	360.0	357.1	76.82	0.0	100.0	726.0
Delaware	4	2,578,053.60	0.45	671,985	2,687,938	5.673	5.423	2.250	10.673	82	360.0	358.1	62.44	29.2	16.3	746.8
Tennessee	4	2,148,036.23	0.37	553,750	2,215,000	5.736	5.486	2.231	10.736	83	360.0	359.0	74.05	0.0	77.9	765.1
Louisiana	4	2,121,590.27	0.37	546,900	2,187,600	6.177	5.892	2.259	11.177	79	360.0	355.0	83.52	0.0	79.0	734.1
Missouri	4	1,858,228.81	0.32	468,015	1,872,062	5.617	5.358	2.285	10.617	77	360.0	352.7	39.85	11.5	43.0	715.4
Utah	3	1,820,717.71	0.32	643,610	1,930,830	5.898	5.648	2.383	10.898	84	360.0	359.6	69.82	25.9	36.3	719.8
Wyoming	1	1,398,776.12	0.24	1,493,250	1,493,250	6.500	6.250	2.500	11.500	84	360.0	360.0	75.00	0.0	100.0	780.0
Minnesota	3	1,134,734.59	0.20	401,000	1,203,000	5.948	5.698	2.250	10.948	84	360.0	359.9	76.32	52.7	10.9	735.3
Vermont	1	936,732.71	0.16	1,000,000	1,000,000	5.875	5.625	2.250	10.875	83	360.0	359.0	62.50	0.0	100.0	785.0
Alabama	2	902,000.00	0.16	451,000	902,000	6.018	5.703	2.129	11.018	81	360.0	356.9	59.66	0.0	100.0	736.4
Arkansas	2	701,776.65	0.12	350,888	701,777	6.152	5.795	2.000	11.152	83	360.0	359.0	70.08	14.5	100.0	771.5
Idaho	1	617,203.81	0.11	658,890	658,890	6.625	6.375	2.250	11.625	83	360.0	359.0	73.62	0.0	100.0	624.0
Indiana	1	219,000.00	0.04	219,000	219,000	6.250	6.000	2.000	11.250	83	360.0	359.0	73.00	100.0	100.0	808.0
Oklahoma	1	165,000.00	0.03	165,000	165,000	6.190	5.940	2.000	11.190	83	360.0	359.0	70.00	0.0	100.0	741.0
West Virginia	1	65,697.28	0.01	66,500	66,500	6.000	5.750	2.250	11.000	79	360.0	355.0	53.20	100.0	0.0	652.0
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Number of States Represented: 38

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

1,005 records

POOL3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
FICO	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Score	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
<= 619	10	6,441,736.29	1.12	659,859	6,598,587	6.014	5.737	2.204	11.014	82	360.0	358.2	67.99	28.5	57.8	599.9
620 to 644	25	14,365,427.94	2.50	588,824	14,720,590	6.066	5.809	2.289	11.066	82	360.0	358.0	73.07	15.4	31.7	632.5
645 to 669	39	18,907,767.91	3.29	498,104	19,426,064	5.993	5.739	2.266	11.026	81	360.0	357.0	71.07	30.4	59.6	658.5
670 to 694	61	34,614,961.35	6.02	582,494	35,532,144	5.917	5.657	2.291	10.931	82	360.0	357.9	67.57	31.8	80.5	682.0
695 to 719	151	94,815,345.69	16.48	643,450	97,160,988	6.105	5.844	2.281	11.105	82	360.0	358.2	69.77	23.1	79.9	708.3
720 to 744	194	110,758,764.74	19.25	588,638	114,195,739	6.079	5.819	2.265	11.079	82	360.0	357.9	69.78	22.6	84.5	731.3
745 to 769	239	135,610,721.45	23.57	583,692	139,502,488	6.045	5.787	2.265	11.052	82	360.0	358.1	70.26	13.7	84.6	757.8
770 to 794	192	109,653,922.32	19.06	590,428	113,362,156	5.926	5.664	2.267	10.945	82	360.0	357.8	69.27	9.3	83.3	782.0
795 to 819	94	50,091,422.37	8.71	550,411	51,738,664	6.044	5.775	2.239	11.054	82	360.0	358.2	65.53	20.7	80.0	801.9
Total:	1,005	575,260,070.05	100.00	589,291	592,237,420	6.029	5.769	2.267	11.037	82	360.0	358.0	69.40	18.6	80.5	740.8
Minimum: 557
Maximum: 818
Weighted Average: 740.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.